Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jerome E. Ball, Chief Executive Officer for Forward Industries, Inc. (the "Company") certify pursuant to 18 U.S.C. §1850 that, to the best of my knowledge:

1.                     the Company's quarterly report on Form 10-QSB for the three months ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.                    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: January 21, 2004

/s/ JEROME E. BALL Jerome E. Ball Chief Executive Officer Principal Executive Officer